Exhibit 10.1
SECOND AMENDED AND RESTATED SUBSCRIPTION ESCROW AGREEMENT

THIS SECOND AMENDED AND RESTATED SUBSCRIPTION ESCROW AGREEMENT dated as of October 5, 2012 (this “Agreement”), is entered into among Realty Capital Securities, LLC (the “Dealer Manager”), American Realty Capital Daily Net Asset Value Trust, Inc. (the “Company”) and UMB Bank, N.A., as escrow agent (the “Escrow Agent”).

WHEREAS, the Company intends to raise cash funds from investors (the “Investors”) pursuant to a public offering (the “Offering”) of up to 156,565,656 shares of common stock, par value $0.01 of the Company, consisting of two classes of shares of common stock of up to 101,010,101 retail shares of common stock sold to the public through broker dealers and up to 555,555,555 institutional shares of common stock sold through registered investment advisors and broker dealers that are managing wrap or fee-based accounts (the “Securities”), pursuant to the registration statement on Form S-11 of the Company (No. 333-169821) (as amended, the “Offering Document”) a copy of which is attached as Exhibit A hereto. The minimum offering amount shall consist of $2,000,000 in the aggregate of retail shares of common stock and institutional shares of common stock (the “Minimum Amount”);
WHEREAS, the Company desires to establish an escrow account with the Escrow Agent for funds contributed by the Investors with the Escrow Agent, to be held for the benefit of the Investors and the Company until such time as (i) in the case of subscriptions received from residents of Pennsylvania (“Pennsylvania Investors”), aggregate subscriptions from all Investors resulting in a total minimum capital raised of $75,000,000 (the “Pennsylvania Minimum Amount”) and deposited into escrow or other provided in accordance with the terms of this Escrow Agreement, (ii) in the case of subscriptions received from residents of Tennessee (“Tennessee Investors”), aggregate subscriptions from all Investors resulting in a total minimum capital raised of $20,000,000 (the “Tennessee Minimum Amount”) and deposited into escrow or otherwise provided in accordance with the terms of the Escrow Agreement, (iii) in the case of subscriptions received from residents of Ohio (“Ohio Investors”), aggregate subscriptions from all Investors resulting in a total minimum capital raised of $20,000,000 (the “Ohio Minimum Amount”) and deposited into escrow or otherwise provided in accordance with the terms of the Escrow Agreement, (iv) in the case of subscriptions received from residents of Alabama (“Alabama Investors”), aggregate subscriptions from all Investors resulting in a total minimum capital raised of $20,000,000 (the “Alabama Minimum Amount”) and deposited into escrow or otherwise provided in accordance with the terms of the Escrow Agreement and (v) in the case of subscriptions received from Texas (“Texas Investors”), aggregate subscriptions from all Investors resulting in a total minimum capital raised of $10,000,000 (the “Texas Minimum Amount”) and deposited into escrow or otherwise provided in accordance with the terms of the Escrow Agreement.

WHEREAS, the Escrow Agent is willing to accept appointment as escrow agent only for the expressed duties outlined herein;

WHEREAS, the parties entered into that certain Subscription Escrow Agreement on August 15, 2011 (the “Original Agreement”); and

WHEREAS, the parties have agreed to make certain amendments and desire to amend and restate the Original Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, hereby agree that the Original Agreement hereby is amended and restated in its entirety as follows:

1.               Proceeds to be Escrowed. On or before the first date of the Offering, the Company shall establish an escrow account with the Escrow Agent to be invested in accordance with Section 9 hereof entitled “ESCROW ACCOUNT FOR THE BENEFIT OF INVESTORS FOR COMMON STOCK OF AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.” (including such abbreviations as are required for the Escrow Agent’s systems) (the “Escrow Account”).  All funds received from subscribers of Securities (“Investors”, which term shall also include Pennsylvania Investors, Tennessee Investors, Ohio Investors, Alabama Investors and Texas Investors unless the context otherwise requires) in payment for the Securities (“Investor Funds”) will be delivered to the Escrow Agent within one (1) business day following the day upon which such Investor Funds are received by the Company or its agents, and shall, upon receipt by the Escrow Agent, be retained in escrow by the Escrow Agent and invested as stated herein. During the term of this Agreement, the Company or its agents shall cause all checks received by and made payable to it in payment for the Securities to be endorsed in favor of the Escrow Agent and delivered to the Escrow Agent for deposit in the Escrow Account.

Proceeds received from Pennsylvania Investors shall be accounted for separately in a subaccount entitled “Escrow Account for the Benefit of Pennsylvania Investors for American Realty Capital Daily Net Asset Value Trust, Inc.” (including such abbreviations as are required for the Escrow Agent’s systems) (the “Pennsylvania Escrow Account”), until such Pennsylvania Escrow Account has closed pursuant to Section 4.  The Company shall, and shall cause its agents to, cooperate with the Escrow Agent in separately accounting for Investor Funds from Pennsylvania Investors in the Pennsylvania Escrow Account, and the Escrow Agent shall be entitled to rely upon information provided by the Company or its agents in this regard.

Proceeds received from Tennessee Investors shall be accounted for separately in a subaccount entitled “Escrow Account for the Benefit of Tennessee Investors for American Realty Capital Daily Net Asset Value Trust, Inc.” (including such abbreviations as are required for the Escrow Agent’s systems) (the “Tennessee Escrow Account”), until such Tennessee Escrow Account has closed pursuant to Section 5.  The Company shall, and shall cause its agents to, cooperate with the Escrow Agent in separately accounting for Investor Funds from Tennessee Investors in the Tennessee Escrow Account, and the Escrow Agent shall be entitled to rely upon information provided by the Company or its agents in this regard.

Proceeds received from Ohio Investors shall be accounted for separately in a subaccount entitled “Escrow Account for the Benefit of Ohio Investors for American Realty Capital Daily Net Asset Value Trust, Inc.” (including such abbreviations as are required for the Escrow Agent’s systems) (the “Ohio Escrow Account”) until such Ohio Escrow Account has closed pursuant to Section 6.  The Company shall, and shall cause its agents to, cooperate with the Escrow Agent in separately accounting for Investor Funds from Ohio Investors in the Ohio Escrow Account, and the Escrow Agent shall be entitled to rely upon information provided by the Company or its agents in this regard.

Proceeds received from Alabama Investors shall be accounted for separately in a subaccount entitled “Escrow Account for the Benefit of Alabama Investors for American Realty Capital Daily Net Asset Value Trust, Inc.” (including such abbreviations as are required for the Escrow Agent’s systems) (the “Alabama Escrow Account ”) and together with the Escrow Account, the until such Alabama Escrow Account has closed pursuant to Section 7.  The Company shall, and shall cause its agents to, cooperate with the Escrow Agent in separately accounting for Investor Funds from Alabama Investors in the Alabama Escrow Account, and the Escrow Agent shall be entitled to rely upon information provided by the Company or its agents in this regard.

Proceeds received from Texas Investors shall be accounted for separately in a subaccount entitled “Escrow Account for the Benefit of Texas Investors for American Realty Capital Daily Net Asset Value Trust, Inc.” (including such abbreviations as are required for the Escrow Agent’s systems) (the “Texas Escrow Account, ” and together with the Escrow Account, the Pennsylvania Escrow Account, the Tennessee Escrow Account, the Ohio Escrow Account and the Alabama Escrow Account, collectively the “ARC DNAV Escrow Accounts”), until such Texas Escrow Account has closed pursuant to Section 8.  The Company shall, and shall cause its agents to, cooperate with the Escrow Agent in separately accounting for Investor Funds from Texas Investors in the Texas Escrow Account, and the Escrow Agent shall be entitled to rely upon information provided by the Company or its agents in this regard.

The Escrow Agent shall have no duty to make any disbursement, investment or other use of Investor Funds until and unless it has good and collected funds.  If any checks deposited in the ARC DNAV Escrow Accounts are returned or prove uncollectible after the funds represented thereby have been released by the Escrow Agent, then the Company shall promptly reimburse the Escrow Agent for any and all costs incurred for such, upon request, and the Escrow Agent shall deliver the returned checks to the Company.  The Escrow Agent shall be under no duty or responsibility to enforce collection of any check delivered to it hereunder.   The Escrow Agent reserves the right to deny, suspend or terminate participation by an Investor to the extent the Escrow Agent deems it advisable or necessary to comply with applicable laws or to eliminate practices that are not consistent with the purposes of the Offering.

2.               Investors. Investors (including Pennsylvania Investors, Tennessee Investors, Ohio Investors, Alabama Investors and Texas Investors) will be instructed by the Dealer Manager or any soliciting dealers to remit the purchase price in the form of checks (hereinafter “instruments of payment”) payable to the order of, or funds wired in favor of, “UMB BANK, NA, ESCROW AGENT FOR AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.”  Any checks made payable to a party other than the Escrow Agent shall be returned to the soliciting dealer who submitted the check.  By 12:00 p.m. (Noon) the next business day after receipt of instruments of payment from the Offering, the Company or the Dealer Manager shall furnish the Escrow Agent with a list of the Investors who have paid for the Securities showing the name, address, tax identification number, the amount of Securities subscribed for purchase, the amount paid and whether such Investors are Pennsylvania Investors, Tennessee Investors, Ohio Investors, Alabama Investors or Texas Investors.  The information comprising the identity of Investors shall be provided to the Escrow Agent in substantially the format set forth in the “List of Investors” attached hereto as Exhibit B.  The Escrow Agent shall be entitled to conclusively rely upon the List of Investors in determining whether Investors are

Pennsylvania Investors, Tennessee Investors, Ohio Investors, Alabama Investors or Texas Investors, and shall have no duty to independently determine or verify the same.

When Soliciting Dealer’s internal supervisory procedures are conducted at the site at which the subscription agreement and check were initially received by Soliciting Dealer from the subscriber, Soliciting Dealer shall transmit the subscription agreement and check to the Escrow Agent by the end of the next business day following receipt of the check and subscription agreement. When, pursuant to Soliciting Dealer’s internal supervisory procedures, Soliciting Dealer’s final internal supervisory procedures are conducted at a different location (the “Final Review Office”), Soliciting Dealer shall transmit the check and subscription agreement to the Final Review Office by the end of the next business day following Soliciting Dealer’s receipt of the subscription agreement and check. The Final Review Office will, by the end of the next business day following its receipt of the subscription agreement and check, forward both the subscription agreement and check to the Escrow Agent. If any subscription agreement solicited by Soliciting Dealer is rejected by the Dealer Manager or the Company, then the subscription agreement and check will be returned to the rejected subscriber within thirty (30) business days from the date of rejection.

All Investor Funds deposited in the ARC DNAV Escrow Accounts shall not be subject to any liens or charges by the Company or the Escrow Agent, or judgments or creditors’ claims against the Company, until and unless released to the Company as hereinafter provided.  The Company understands and agrees that the Company shall not be entitled to any Investor Funds on deposit in the ARC DNAV Escrow Accounts and no such funds shall become the property of the Company, or any other entity except as released to the Company pursuant to Sections 3, 4, 5, 6, 7 or 8 hereto. The Escrow Agent will not use the information provided to it by the Company for any purpose other than to fulfill its obligations as Escrow Agent.  The Company and the Escrow Agent will treat all Investor information as confidential.  The Escrow Agent shall not be required to accept any Investor Funds which are not accompanied by the information on the List of Investors.

3.               Disbursement of Funds.   Once the Escrow Agent is in receipt of good and collected Investor Funds totaling at least the Minimum Amount from Investors (excluding funds from Pennsylvania Investors, Tennessee Investors, Ohio Investors, Alabama Investors and Texas Investors), the Escrow Agent shall notify the Company of same in writing. Additionally, at the end of the third business day following the Termination Date (as defined in Section 9), the Escrow Agent shall notify the Company of the amount of the Investor Funds received.  If the Minimum Amount has been obtained on or before the Termination Date, the Escrow Agent shall promptly notify the Company and, upon receiving acknowledgement of such notice and written instructions from the Company’s President or Chief Financial Officer to disburse the Investor Funds, the Escrow Agent shall disburse to the Company, by check or wire transfer, the funds in the Escrow Account, except for amounts payable by the Company to the Escrow Agent pursuant to Exhibit D to this Agreement that remain outstanding.  The Escrow Agent agrees that funds in the Escrow Account shall not be released to the Company until and unless the Escrow Agent receives written instructions to release the funds from the Company’s President or Chief Financial Officer.

If the Minimum Amount has not been obtained prior to the Termination Date, the Escrow Agent shall promptly following the Termination Date, but in no event more than thirty (30) days after the Termination Date, refund to each Investor by check, funds deposited in the Escrow Account, or shall return the instruments of payment delivered to Escrow Agent if such instruments have not been processed for collection prior to such time, directly to each Investor at the address provided on the List of Investors. Included in the remittance shall be a proportionate share of the income earned in the account allocable to each Investor’s investment in accordance with the terms and conditions specified herein, except that in the case of Investors who have not provided an executed Form W-9 or substitute Form W-9 (or the applicable substitute Form W-8 for foreign investors), the Escrow Agent shall withhold the applicable percentage of the earnings attributable to those Investors in accordance with IRS regulations. Notwithstanding the foregoing, the Escrow Agent shall not be required to remit any payments until funds represented by such payments have been collected by Escrow Agent.

If the Escrow Agent receives written notice from the Company that the Company intends to reject an Investor’s subscription, the Escrow Agent shall pay to the applicable Investor(s), within a reasonable time not to exceed ten (10) business days after receiving notice of the rejection, by first class United States Mail at the address provided on the List of Investors, or at such other address as shall be furnished to the Escrow Agent by the Investor in writing, all collected sums paid by the Investor for Securities and received by the Escrow Agent, together with the interest earned on such Investor Funds (determined in accordance with the terms and conditions specified herein).

4.               Disbursement of Proceeds for Pennsylvania Investors.   Notwithstanding the foregoing, proceeds from Pennsylvania Investors will not count towards meeting the Minimum Amount for purposes of Section 3.  Proceeds received from Pennsylvania Investors will not be released from the Pennsylvania Escrow Account until an aggregate of $75,000,000 of gross offering proceeds have been received by the Company (the “Pennsylvania Minimum Amount”) is obtained.  If the Pennsylvania Minimum Amount is obtained at any time prior to the Termination Date, the Escrow Agent shall promptly notify the Company and, upon receiving acknowledgement of such notice and written instructions from the Company’s President or Chief Financial Officer, the Escrow Agent shall disburse to the Company, by check or wire transfer, the funds in the Pennsylvania Escrow Account, except for amounts payable by the Company to the Escrow Agent pursuant to Exhibit D to this Agreement that remain outstanding.  The Escrow Agent agrees that funds in the Pennsylvania Escrow Account shall not be released to the Company until and unless the Escrow Agent receives written instructions to release the funds from the Company’s President or Chief Financial Officer.

If the Pennsylvania Minimum Amount has not been obtained prior to the Termination Date, the Escrow Agent shall promptly refund to each Pennsylvania Investor by check funds deposited in the Pennsylvania Escrow Account, or shall return the instruments of payment delivered to Escrow Agent if such instruments have not been processed for collection prior to such time, directly to each Pennsylvania Investor at the address provided on the List of Investors. Included in the remittance shall be a proportionate share of the income earned in the account allocable to each Pennsylvania Investor’s investment in accordance with the terms and conditions specified herein, except that in the case of Investors who have not provided an executed Form W-9 or substitute Form W-9, the Escrow Agent shall withhold the applicable percentage of the earnings attributable to those Investors in accordance with IRS regulations. Notwithstanding the foregoing, the Escrow Agent shall not be required to remit any payments until funds represented by such payments have been collected by Escrow Agent.

If the Escrow Agent is not in receipt of evidence of subscriptions accepted on or before the close of business on such date that is 120 days after commencement of the Offering (the Company will notify the Escrow Agent in writing of the commencement date of the Offering) (the “Initial Escrow Period”), and instruments of payment dated not later than that date, for the purchase of Securities providing for total purchase proceeds from all nonaffiliated sources that equal or exceed the Pennsylvania Minimum Amount, the Escrow Agent shall promptly notify the Company. Thereafter, the Company or its agents shall send to each Pennsylvania Investor by certified mail within ten (10) calendar days after the end of the Initial Escrow Period a notification substantially in the form of Exhibit F.  If, pursuant to such notification, a Pennsylvania Investor requests the return of his or her Investor Funds within ten (10) calendar days after receipt of the notification (the “Request Period”), the Escrow Agent shall promptly refund directly to each Pennsylvania Investor the collected funds deposited in the Pennsylvania Escrow Account on behalf of such Pennsylvania Investor or shall return the instruments of payment delivered, but not yet processed for collection prior to such time, to the address provided on the List of Investors, upon which the Escrow Agent shall be entitled to rely, together with interest income earned as determined in accordance with the terms and conditions specified herein (which interest shall be paid within five business days after the first business day of the succeeding month). Notwithstanding the above, if the Escrow Agent has not received an executed Form W-9 or substitute Form W-9 for such Pennsylvania Investor, the Escrow Agent shall thereupon remit an amount to such Pennsylvania Investor in accordance with the provisions hereof, withholding the applicable percentage for backup withholding required by the Internal Revenue Code, as then in effect, from any interest income earned on Investor Funds (determined in accordance with the terms and conditions specified herein) attributable to such Pennsylvania Investor. However, the Escrow Agent shall not be required to remit such payments until the Escrow Agent has collected funds represented by such payments.

The Investor Funds of Pennsylvania Investors who do not request the return of their Investor Funds within the Request Period shall remain in the Pennsylvania Escrow Account for successive 120-day escrow periods (a “Successive Escrow Period”), each commencing automatically upon the termination of the prior Successive Escrow Period, and the Company and Escrow Agent shall follow the notification and payment procedure set forth above with respect to the Initial Escrow Period for each Successive Escrow Period until the occurrence of the earliest of (i) the Termination Date, (ii) the receipt and acceptance by the Company of subscriptions for the purchase of Securities with total purchase proceeds that equal or exceed the Pennsylvania Minimum Amount and the disbursement of the Pennsylvania Escrow Account on the terms specified herein, and (iii) all funds held in the Pennsylvania Escrow Account having been returned to the Pennsylvania Investors in accordance with the provisions hereof.

5.               Disbursement of Proceeds for Tennessee Investors.   Notwithstanding the foregoing, proceeds from Tennessee Investors will not count towards meeting the Minimum Amount for purposes of Section 3.  Proceeds received from Tennessee Investors will not be released from the Tennessee Escrow Account until an aggregate of $20,000,000 of gross offering proceeds have been received by the Company (the “Tennessee Minimum Amount”) is obtained.  If the Tennessee Minimum Amount is obtained at any time prior to the Termination Date, the Escrow Agent shall promptly notify the Company and, upon receiving acknowledgement of such notice and written instructions from the Company’s President or Chief Financial Officer, the Escrow Agent shall disburse to the Company, by check or wire transfer, the funds in the Tennessee Escrow Account, except for amounts payable by the Company to the Escrow Agent pursuant to Exhibit D to this Agreement that remain outstanding.  The Escrow Agent agrees that funds in the Tennessee Escrow Account shall not be released to the Company until and unless the Escrow Agent receives written instructions to release the funds from the Company’s President or Chief Financial Officer.

If the Tennessee Minimum Amount has not been obtained prior to the Termination Date, the Escrow Agent shall promptly refund to each Tennessee Investor by check funds deposited in the Tennessee Escrow Account, or shall return the instruments of payment delivered to Escrow Agent if such instruments have not been processed for collection prior to such time, directly to each Tennessee Investor at the address provided on the List of Investors. Included in the remittance shall be a proportionate share of the income earned in the account allocable to each Tennessee Investor’s investment in accordance with the terms and conditions specified herein, except that in the case of Investors who have not provided an executed Form W-9 or substitute Form W-9, the Escrow Agent shall withhold the applicable percentage of the earnings attributable to those Investors in accordance with IRS regulations. Notwithstanding the foregoing, the Escrow Agent shall not be required to remit any payments until funds represented by such payments have been collected by Escrow Agent.

6.               Disbursement of Proceeds for Ohio Investors.   Notwithstanding the foregoing, proceeds from Ohio Investors will not count towards meeting the Minimum Amount for purposes of Section 3.  Proceeds received from Ohio Investors will not be released from the Ohio Escrow Account until the Ohio Minimum Amount is obtained.  If the Ohio Minimum Amount is obtained at any time prior to the Termination Date, the Escrow Agent shall promptly notify the Company and, upon receiving acknowledgement of such notice and written instructions from the Company’s President or Chief Financial Officer, the Escrow Agent shall disburse to the Company, by check or wire transfer, the funds in the Ohio Escrow Account, except for amounts payable by the Company to the Escrow Agent pursuant to Exhibit D to this Agreement that remain outstanding.  The Escrow Agent agrees that funds in the Ohio Escrow Account shall not be released to the Company until and unless the Escrow Agent receives written instructions to release the funds from the Company’s President or Chief Financial Officer.

If the Ohio Minimum Amount has not been obtained prior to the Termination Date, the Escrow Agent shall promptly refund to each Ohio Investor by check funds deposited in the Ohio Escrow Account, or shall return the instruments of payment delivered to Escrow Agent if such instruments have not been processed for collection prior to such time, directly to each Ohio Investor at the address provided on the List of Investors. Included in the remittance shall be a proportionate share of the income earned in the account allocable to each Ohio Investor’s investment in accordance with the terms and conditions specified herein, except that in the case of Investors who have not provided an executed Form W-9 or substitute Form W-9, the Escrow Agent shall withhold the applicable percentage of the earnings attributable to those Investors in accordance with IRS regulations. Notwithstanding the foregoing, the Escrow Agent shall not be required to remit any payments until funds represented by such payments have been collected by Escrow Agent.

7.               Disbursement of Proceeds for Alabama Investors.   Notwithstanding the foregoing, proceeds from Alabama Investors will not count towards meeting the Minimum Amount for purposes of Section 3.  Proceeds received from Alabama Investors will not be released from the Alabama Escrow Account until the Alabama Minimum Amount is obtained.  If the Alabama Minimum Amount is obtained at any time prior to the Termination Date, the Escrow Agent shall promptly notify the Company and, upon receiving acknowledgement of such notice and written instructions from the Company’s President or Chief Financial Officer, the Escrow Agent shall disburse to the Company, by check or wire transfer, the funds in the Alabama Escrow Account, except for amounts payable by the Company to the Escrow Agent pursuant to Exhibit D to this Agreement that remain outstanding.  The Escrow Agent agrees that funds in the Alabama Escrow Account shall not be released to the Company until and unless the Escrow Agent receives written instructions to release the funds from the Company’s President or Chief Financial Officer.

If the Alabama Minimum Amount has not been obtained prior to the Termination Date, the Escrow Agent shall promptly refund to each Alabama Investor by check funds deposited in the Alabama Escrow Account, or shall return the instruments of payment delivered to Escrow Agent if such instruments have not been processed for collection prior to such time, directly to each Alabama Investor at the address provided on the List of Investors. Included in the remittance shall be a proportionate share of the income earned in the account allocable to each Alabama Investor’s investment in accordance with the terms and conditions specified herein, except that in the case of Investors who have not provided an executed Form W-9 or substitute Form W-9, the Escrow Agent shall withhold the applicable percentage of the earnings attributable to those Investors in accordance with IRS regulations. Notwithstanding the foregoing, the Escrow Agent shall not be required to remit any payments until funds represented by such payments have been collected by Escrow Agent.

8.               Disbursement of Proceeds for Texas Investors.   Notwithstanding the foregoing, proceeds from Texas Investors will not count towards meeting the Minimum Amount for purposes of Section 3.  Proceeds received from Texas Investors will not be released from the Texas Escrow Account unless an aggregate of $10,000,000 of gross offering proceeds have been received by the Company on or prior to the close of business on December 31, 2012 (the “Texas Minimum Amount”).  If the Texas Minimum Amount is obtained at any time prior to the Termination Date, the Escrow Agent shall promptly notify the Company and, upon receiving acknowledgement of such notice and written instructions from the Company’s President or Chief Financial Officer, the Escrow Agent shall disburse to the Company, by check or wire transfer, the funds in the Texas Escrow Account, except for amounts payable by the Company to the Escrow Agent pursuant to Exhibit D to this Agreement that remain outstanding.  The Escrow Agent agrees that funds in the Texas Escrow Account shall not be released to the Company until and unless the Escrow Agent receives written instructions to release the funds from the Company’s President or Chief Financial Officer. For purposes of Texas Investors the “Termination Date” shall mean the close of business on December 31, 2012.

If the Texas Minimum Amount has not been obtained prior to the Termination Date, the Escrow Agent shall promptly refund to each Texas Investor by check funds deposited in the Texas Escrow Account, or shall return the instruments of payment delivered to Escrow Agent if such instruments have not been processed for collection prior to such time, directly to each Texas Investor at the address provided on the List of Investors. Included in the remittance shall be a proportionate share of the income earned in the account allocable to each Texas Investor’s investment in accordance with the terms and conditions specified herein, except that in the case of Investors who have not provided an executed Form W-9 or substitute Form W-9, the Escrow Agent shall withhold the applicable percentage of the earnings attributable to those Investors in accordance with IRS regulations. Notwithstanding the foregoing, the Escrow Agent shall not be required to remit any payments until funds represented by such payments have been collected by Escrow Agent.

9.               Term of Escrow. The “Termination Date” shall be the earliest of:  (i) the close of business on August 15, 2012, the one year anniversary of the date the Offering Document was declared effective by the Securities and Exchange Commission; (ii) all funds held in the ARC DNAV Escrow Accounts are distributed to the Company or to Investors pursuant to Section 3, for Pennsylvania Investors, Section 4, for Tennessee Investors, Section 5, for Ohio Investors, Section 6, for Alabama Investors, Section 7 and for Texas Investors, Section 8 and the Company has informed the Escrow Agent in writing to close each of the ARC DNAV Escrow Accounts; (iii) the date the Escrow Agent receives written notice from the Company that it is abandoning the sale of the Securities; and (iv) the date the Escrow Agent receives notice from the Securities and Exchange Commission or any other federal or state regulatory authority that a stop or similar order has been issued with respect to the Offering Document and has remained in effect for at least twenty (20) days.  After the Termination Date the Company and its agents shall not deposit, and the Escrow Agent shall not accept, any additional amounts representing payments by prospective Investors.

10.               Duty and Liability of the Escrow Agent. The sole duty of the Escrow Agent shall be to receive Investor Funds and hold them subject to release, in accordance herewith, and the Escrow Agent shall be under no duty to determine whether the Company or the Dealer Manager is complying with requirements of this Agreement, the Offering or applicable securities or other laws in tendering the Investor Funds to the Escrow Agent. No other agreement entered into between the parties, or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any such other agreement may be referred to herein or deposited with the Escrow Agent or the Escrow Agent may have knowledge thereof, including specifically but without limitation any Offering Documents (including the subscription agreement and exhibits thereto), and the Escrow Agent’s rights and responsibilities shall be governed solely by this Agreement.  The Escrow Agent shall not be responsible for or be required to enforce any of the terms or conditions of any Offering Document (including the subscription agreement and exhibits thereto) or other agreement between the Company and any other party.  The Escrow Agent may conclusively rely upon and shall be protected in acting upon any statement, certificate, notice, request, consent, order or other document believed by it to be genuine and to have been signed or presented by the proper party or parties. The Escrow Agent shall have no duty or liability to verify any such statement, certificate, notice, request, consent, order or other document, and its sole responsibility shall be to act only as expressly set forth in this Agreement. Concurrent with the execution of this Agreement, the Company and the Dealer Manager shall deliver to the Escrow Agent an authorized signers form in the forms of Exhibit C and Exhibit C-1 to this Agreement.  The Escrow Agent shall be under no obligation to institute or defend any action, suit or proceeding in connection with this Agreement unless first indemnified to its satisfaction.  The Escrow Agent may consult counsel of its own choice with respect to any question arising under this Agreement and the Escrow Agent shall not be liable for any action taken or omitted in good faith upon advice of such counsel.  The Escrow Agent shall not be liable for any action taken or omitted by it in good faith except to the extent that a court of competent jurisdiction determines that the Escrow Agent’s gross negligence or willful misconduct was the primary cause of loss. The Escrow Agent is acting solely as escrow agent hereunder and owes no duties, covenants or obligations, fiduciary or otherwise, to any other person by reason of this Agreement, except as otherwise stated herein, and no implied duties, covenants or obligations, fiduciary or otherwise, shall be read into this Agreement against the Escrow Agent.  If any disagreement between any of the parties to this Agreement, or between any of them and any other person, including any Investor, resulting in adverse claims or demands being made in connection with the matters covered by this Agreement, or if the Escrow Agent is in doubt as to what action it should take hereunder, the Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, the Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and the Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested persons, and the Escrow Agent shall have been notified thereof in writing signed by all such persons. Notwithstanding the foregoing, the Escrow Agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction and the Escrow Agent is hereby authorized in its sole discretion to comply with and obey any such orders, judgments, decrees or levies.  If any controversy should arise with respect to this Agreement the Escrow Agent shall have the right, at its option, to institute an interpleader action in any court of competent jurisdiction to determine the rights of the parties.  IN NO EVENT SHALL THE ESCROW AGENT BE LIABLE, DIRECTLY OR INDIRECTLY, FOR ANY SPECIAL, INDIRECT OR CONSEQUENTIAL LOSSES OR DAMAGES OF ANY KIND WHATSOEVER (INCLUDING WITHOUT LIMITATION LOST PROFITS), EVEN IF THE ESCROW AGENT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH LOSSES OR DAMAGES AND REGARDLESS OF THE FORM OF ACTION.  The parties agree that the Escrow Agent has no role in the preparation of the Offering Documents (including the subscription agreement and exhibits thereto) and makes no representations or warranties with respect to the information contained therein or omitted therefrom.  The Escrow Agent shall have no obligation, duty or liability with respect to compliance with any federal or state securities, disclosure or tax laws concerning the Offering Documents (including the subscription agreement and exhibits thereto) or the issuance, offering or sale of the Securities.  The Escrow Agent shall have no duty or obligation to monitor the application and use of the Investor Funds once transferred to the Company, that being the sole obligation and responsibility of the Company.

11.               Escrow Agent’s Fee. The Escrow Agent shall be entitled to compensation for its services as stated in the fee schedule attached hereto as Exhibit D, which compensation shall be paid by the Company. The fee agreed upon for the services rendered hereunder is intended as full compensation for the Escrow Agent’s services as contemplated by this Agreement; provided, however, that if the conditions for the disbursement of funds under this Agreement are not fulfilled, or the Escrow Agent renders any material service not contemplated in this Agreement, or there is any assignment of interest in the subject matter of this Agreement, or any material modification hereof, or if any material controversy arises hereunder, or the Escrow Agent is made a party to any litigation pertaining to this Agreement, or the subject matter hereof, then the Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorney’s fees, occasioned by any delay, controversy, litigation or event, and the same shall be recoverable from the Company.  The Company’s obligations under this Section 9 shall survive the resignation or removal of the Escrow Agent and the assignment or termination of this Agreement.

12.               Investment of Investor Funds. The Investor Funds shall be deposited in the ARC DNAV Escrow Accounts in accordance with Section 3, for Pennsylvania Investors, Section 4, Tennessee Investors, Section 5, Ohio Investors, Section 6, Alabama Investors, Section 7 and Texas Investors, Section 8.  The Escrow Agent is hereby directed to invest all funds received under this Agreement, including principal and interest in, the UMB Bank Money Market Deposit Account, as directed in writing in the form of Exhibit E to this Agreement.  The Escrow Agent shall invest the Investor Funds in alternative investments in accordance with written instructions as may from time to time be provided to the Escrow Agent and signed by the Company.  In the absence of written investment instructions from the Company to the contrary, the Escrow Agent is hereby directed to invest the Investor Funds in the UMB Bank Money Market Deposit Account.   Notwithstanding the foregoing, Investor Funds shall not be invested in anything other than “Short Term Investments” in compliance with Rule 15c2-4 of the Securities Exchange Act of 1934, as amended.  The following are not permissible investments:  (a) money market mutual funds; (b) corporate debt or equity securities; (c) repurchase agreements; (d) banker’s acceptance; (e) commercial paper; and (f) municipal securities.  Any interest received by the Escrow Agent with respect to the Investor Funds, including reinvested interest shall become part of the Investor Funds, and shall be disbursed pursuant to Section 3, for Pennsylvania Investors, Section 4, Tennessee Investors, Section 5, and Texas Investors, Section 6.

The Escrow Agent shall be entitled to sell or redeem any such investments as necessary to make any payments or distributions required under this Agreement.  The Escrow Agent shall have no responsibility or liability for any loss which may result from any investment made pursuant to this Agreement, or for any loss resulting from the sale of such investment.  The parties acknowledge that the Escrow Agent is not providing investment supervision, recommendations, or advice.

The Company on the date of this Agreement shall provide the Escrow Agent with a certified tax identification number by furnishing appropriate IRS form W-9 or W-8 (or substitute Form W-9 or W-8) and other forms and documents that the Escrow Agent may reasonably request, including without limitation a tax form for each Investor.  The Company understands that if such tax reporting documentation is not so certified to the Escrow Agent, the Escrow Agent may be required by the Internal Revenue Code of 1986, as amended, to withhold a portion of any interest or other income earned on the Investor Funds pursuant to this Agreement.  For tax reporting purposes, all interest and other income from investment of the Investor Funds shall, as of the end of each calendar year and to the extent required by the Internal Revenue Service, be reported as having been earned by the party to whom such interest or other income is distributed, in the year in which it is distributed.

The Company agrees to indemnify and hold the Escrow Agent harmless from and against any taxes, additions for late payment, interest, penalties and other expenses that may be assessed against the Escrow Agent on or with respect to any payment or other activities under this Agreement unless any such tax, addition for late payment, interest, penalties and other expenses shall be determined by a court of competent jurisdiction to have been caused by the Escrow Agent’s gross negligence or willful misconduct.  The terms of this Section shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

13.            Notices.   All notices, requests, demands, and other communications under this Agreement shall be in writing and shall be deemed to have been duly given (a) on the date of service if served personally on the party to whom notice is to be given, (b) on the day of transmission if sent by facsimile/email transmission bearing an authorized signature to the facsimile number/email address given below, and written confirmation of receipt is obtained promptly after completion of transmission, (c) on the day after delivery to Federal Express or similar overnight courier or the Express Mail service maintained by the United States Postal Service, or (d) on the fifth day after mailing, if mailed to the party to whom notice is to be given, by first class mail, registered or certified, postage prepaid, and properly addressed, return receipt requested, to the party as follows:

If to the Company:

405 Park Avenue, 15th Floor
New York, New York 10022
Fax: (212) 421-5799
Attention:  Edward M. Weil, Jr., President, Chief Operating Officer, Treasurer and Secretary
Attention:  Brian S. Block, Executive Vice President and Chief Financial Officer

with a copy to:

Proskauer Rose LLP
Eleven Times Square
New York, New York10036
Fax: (212) 969-2900
Attention: Peter M. Fass, Esq.
Attention:  Steven Fishman, Esq.

If to the Dealer Manager:

Realty Capital Securities, LLC
Three Copley Place
Suite 3300
Boston, MA02116
Attention:  Louisa Quarto, President

with a copy to:

Proskauer Rose LLP
Eleven Times Square
New York, New York10036
Fax: (212) 969-2900
Attention: Peter M. Fass, Esq.

and:

American Realty Capital Daily Net Asset Value Trust, Inc.
405 Park Avenue, 15th Floor
New York, New York10022
Fax: (212) 421-5799

Attention:  Edward M. Weil, Jr., President, Chief Operating Officer, Treasurer and Secretary
Attention:  Brian S. Block, Executive Vice President and Chief Financial Officer

If to Escrow Agent:

UMB Bank, N.A.
1010 Grand Blvd., 4thFloor
Mail Stop: 1020409
Kansas City, Missouri 64106
Attention:  Lara Stevens, Corporate Trust
Telephone: (816) 860-3017
Facsimile: (816) 860-3029

Any party may change its address for purposes of this Section by giving the other party written notice of the new address in the manner set forth above.

14.            Indemnification of Escrow Agent. The Company and the Dealer Manager hereby jointly and severally indemnify, defend and hold harmless the Escrow Agent from and against, any and all loss, liability, cost, damage and expense, including, without limitation, reasonable counsel fees and expenses, which the Escrow Agent may suffer or incur by reason of any action, claim or proceeding brought against the Escrow Agent arising out of or relating in any way to this Agreement or any transaction to which this Agreement relates unless such loss, liability, cost, damage or expense is finally determined by a court of competent jurisdiction to have been primarily caused by the willful misconduct of the Escrow Agent.  The terms of this Section shall survive the termination of this Agreement and the resignation or removal of the Escrow Agent.

15.            Successors and Assigns. Except as otherwise provided in this Agreement, no party hereto shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other parties hereto and any such attempted assignment without such prior written consent shall be void and of no force and effect. This Agreement shall inure to the benefit of and shall be binding upon the successors and permitted assigns of the parties hereto.  Any corporation or association into which the Escrow Agent may be converted or merged, or with which it may be consolidated, or to which it may sell or transfer all or substantially all of its corporate trust business and assets as a whole or substantially as a whole, or any corporation or association resulting from any such conversion, sale, merger, consolidation or transfer to which the Escrow Agent is a party, shall be and become the successor Escrow Agent under this Agreement and shall have and succeed to the rights, powers, duties, immunities and privileges as its predecessor, without the execution or filing of any instrument or paper or the performance any further act.

16.            Governing Law; Jurisdiction. This Agreement shall be construed, performed, and enforced in accordance with, and governed by, the internal laws of the State of New York, without giving effect to the principles of conflicts of laws thereof.

17.            Severability. If any part of this Agreement is declared by any court or other judicial or administrative body to be null, void, or unenforceable, said provision shall survive to the extent it is not so declared, and all of the other provisions of this Agreement shall remain in full force and effect.

18.             Amendments; Waivers. This Agreement may be amended or modified, and any of the terms, covenants, representations, warranties, or conditions hereof may be waived, only by a written instrument executed by the parties hereto, or in the case of a waiver, by the party waiving compliance. Any waiver by any party of any condition, or of the breach of any provision, term, covenant, representation, or warranty contained in this Agreement, in any one or more instances, shall not be deemed to be nor construed as further or continuing waiver of any such condition, or of the breach of any other provision, term, covenant, representation, or warranty of this Agreement.  The Company and the Dealer Manager agree that any requested waiver, modification or amendment of this Agreement shall be consistent with the terms of the Offering.

19.             Entire Agreement. This Agreement contains the entire agreement and understanding among the parties hereto with respect to the escrow contemplated hereby and supersedes and replaces all prior and contemporaneous agreements and understandings, oral or written, with regard to such escrow.

20.             Section Headings. The section headings in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

21.             Counterparts. This Agreement may be executed (including by facsimile transmission) with counterpart signature pages or in counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument.

22.             Resignation. The Escrow Agent may resign upon 30 days’ advance written notice to the parties hereto. If a successor escrow agent is not appointed by the Company within the 30-day period following such notice, the Escrow Agent may petition any court of competent jurisdiction to name a successor escrow agent, or may interplead the Investor Funds with such court, whereupon the Escrow Agent’s duties hereunder shall terminate.

22.             References to Escrow Agent.   Other than the Offering Document (including the subscription agreement and exhibits thereto) and any amendments thereof or supplements thereto, no printed or other matter in any language (including, without limitation, notices, reports and promotional material) which mentions the Escrow Agent’s name or the rights, powers, or duties of the Escrow Agent shall be issued by the Company or the Dealer Manager, or on the Company’s or the Dealer Manager’s behalf, unless the Escrow Agent shall first have given its specific written consent thereto.  Notwithstanding the foregoing, any amendment or supplement to the Offering Document (including the subscription agreement and exhibits thereto) that revises, alters, modifies, changes or adds to the description of the Escrow Agent or its rights, powers or duties hereunder shall not be issued by the Company or the Dealer Manager, or on the Company’s or Dealer Manager’s behalf, unless the Escrow Agent has first given specific written consent thereto.

23.            Patriot Act Compliance; OFAC Search Duties. The Company shall provide to Escrow Agent upon the execution of this Agreement any documentation requested and any information reasonably requested by the Escrow Agent to comply with the USA Patriot Act of 2001, as amended from time to time. The Escrow Agent, or its agent, shall complete an OFAC search, in compliance with its policy and procedures, of each subscription check and shall inform the Company if a subscription check fails the OFAC search.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Escrow Agreement to be executed the date and year first set forth above.

AMERICAN REALTY CAPITAL DAILY NET ASSET VALUE TRUST, INC.

By:	/s/ Nicholas S. Schorsch
	Name:	Nicholas S. Schorsch
	Title:	Chief Executive Officer

REALTY CAPITAL SECURITIES, LLC

By:	/s/ Louisa H. Quarto
	Name:	Louisa H. Quarto
	Title:	President

UMB BANK,N.A., as Escrow Agent

By:	/s/ Lara Stevens
	Name:	Laura Stevens
	Title:	Vice President

Exhibit A

Copy of Offering Document

Exhibit B

List of Investors

Pursuant to the Second Amended and Restated Escrow Agreement dated as of October 5, 2012, among Realty Capital Securities, LLC, American Realty Capital Daily Net Asset Value Trust, Inc. (the “Company”), and UMB Bank, N.A. (the “Escrow Agent”), the Company hereby certifies that the following Investors have paid money for the purchase of shares of the Company’s common stock, par value $0.01 (“Securities”), and the money has been deposited with the Escrow Agent:

1.	Name of Investor
Address
Tax Identification Number
Amount of Securities subscribed for
Amount of money paid and deposited with Escrow Agent
Is Investor a resident of Pennsylvania (Yes or No)?
Is Investor a resident of Tennessee (Yes or No)?
Is Investor a resident of Texas (Yes or No)?

2.	Name of Investor
Address
Tax Identification Number
Amount of Securities subscribed for
Amount of money paid and deposited with Escrow Agent
Is Investor a resident of Pennsylvania (Yes or No)?
Is Investor a resident of Tennessee (Yes or No)?
Is Investor a resident of Texas (Yes or No)?

Dated:

REALTY CAPITAL SECURITIES, LLC

By:
	Name:	Louisa H. Quarto
	Title:	President

Exhibit C

CERTIFICATE AS TO AUTHORIZED SIGNATURES

Account Name:

Account Number:

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as Authorized Representatives of American Realty Capital Daily Net Asset Value Trust, Inc. and are authorized to initiate and approve transactions of all types for the above-mentioned account on behalf of American Realty Capital Daily Net Asset Value Trust, Inc. , Inc.

Name/Title	Specimen Signature

Nicholas S. Schorsch
Chief Executive Officer	Signature

Edward M. Weil, Jr.
President, Chief Operating Officer, Treasurer and Secretary	Signature

Brian S. Block
Executive Vice President and Chief Financial	Signature
Officer

Exhibit C-1

CERTIFICATE AS TO AUTHORIZED SIGNATURES

Account Name:

Account Number:

The specimen signatures shown below are the specimen signatures of the individuals who have been designated as Authorized Representatives of Realty Capital Securities, LLC and are authorized to initiate and approve transactions of all types for the above-mentioned account on behalf of Realty Capital Securities, LLC

Name/Title	Specimen Signature

Edward M. Weil, Jr.
Chief Executive Officer	Signature

Louisa H. Quarto
President	Signature

Exhibit D
ESCROW FEES AND EXPENSES

Acceptance Fee
Review escrow agreement, establish account            $3,000
DST Agency Engagement (if applicable)             $250

Annual Fees
Annual Escrow Agent                        $2,500
BAI Files                            $50 per month
Outgoing Wire Transfer                        $15 each
Daily Recon File to Transfer Agent                $2.50 per Bus Day
Web Exchange Access                        $15 per month
Overnight Delivery/Mailings                    $16.50 each
IRS Tax Reporting                        $10 per 1099

Fees specified are for the regular, routine services contemplated by the Escrow Agreement, and any additional or extraordinary services, including, but not limited to disbursements involving a dispute or arbitration, or administration while a dispute, controversy or adverse claim is in existence, will be charged based upon time required at the then standard hourly rate. In addition to the specified fees, all expenses related to the administration of the Escrow Agreement (other than normal overhead expenses of the regular staff) such as, but not limited to, travel, postage, shipping, courier, telephone, facsimile, supplies, legal fees, accounting fees, etc., will be reimbursable.
Acceptance fee and first year Annual Escrow Agent fee will be payable at the initiation of the escrow. Thereafter, the Annual Escrow Agent fees will be billed in advance and transactional fees will be billed in arrears. Other fees and expenses will be billed as incurred.

Exhibit E

Agency and Custody Account Direction
For Cash Balances
UMB Bank Money Market Deposit Accounts

Direction to use the following UMB Bank Money Market Deposit Accounts for Cash Balances for the escrow account (the “Account”) created under the Escrow Agreement to which this Exhibit E is attached.

You are hereby directed to deposit, as indicated below, or as we shall direct further in writing from time to time, all cash in the Account in the following money market deposit account of UMB Bank, N.A. (“Bank”):

UMB Bank Money Market Deposit Account (“MMDA”)

We acknowledge that we have full power to direct investments in the Account.

We understand that we may change this direction at any time and that it shall continue in effect until revoked or modified by us by written notice to you.

American Realty Capital Daily Net Asset Value Trust, Inc.

By:
Signature

Date

Exhibit F

[Form of Notice to Pennsylvania Investors]

You have tendered a subscription to purchase shares of common stock of American Realty Capital Daily Net Asset Value Trust, Inc. (the “Company”). Your subscription is currently being held in escrow.  The guidelines of the Pennsylvania Securities Commission do not permit the Company to accept subscriptions from Pennsylvania residents until an aggregate of $75,000,000 of gross offering proceeds have been received by the Company. The Pennsylvania guidelines provide that until this minimum amount of offering proceeds is received by the Company, every 120 days during the offering period Pennsylvania Investors may request that their subscription be returned.  If you wish to continue your subscription in escrow until the Pennsylvania minimum subscription amount is received, nothing further is required.

If you wish to terminate your subscription for the Company’s common stock and have your subscription returned please so indicate below, sign, date, and return to the Escrow Agent, UMB Bank, N.A. at 1010 Grand Blvd., 4th Floor, Mail Stop: 1020409, Kansas City, Missouri 64106, Attn:  Lara Stevens, Corporate Trust.

I hereby terminate my prior subscription to purchase shares of common stock of American Realty Capital Daily Net Asset Value Trust, Inc. and request the return of my subscription funds.  I certify to American Realty Capital Daily Net Asset Value Trust, Inc. that I am a resident of Pennsylvania.

Signature:

Name:
(please print)

Date:

Please send the subscription refund to: